Agreement on Registration of Accounts Receivable Transfer

No:__________________

Transferor（Party A）：Kunming Shenghuo Pharmaceutical (group) Co., Ltd.

Address: No.2 Jing You Road, Kunming Economy and Technology Developing District

Post Code：650217

Legal Representative（person-in-charge）：Gui Hua Lan

Fax：+86-871-7282672

Tel：+86-871-7282691

Transferee（Party B）: Heping Branch, China Construction Bank

Address：No. 300 South Ring Road

Post Code：650000

Person-in-charge: Tao Yang

Fax：+86-871-3512821

Tel：+86-871-3546917

Since the entering of the Domestic Factoring Contract with Recourse No. HPBL20100001 (hereinafter referred to as “Factoring Contract”), both parties, upon negotiation, mutually agree to conclude this Agreement regarding to the registration of accounts receivable according to relevant laws, rules and regulations.

1. Registration of Pledge/Transfer

Both parties agree that, after the Agreement is entered into, it is Party B’s liability to register the accounts receivable under the Factoring Contract through the AR Registration Notification System of Credit Centre, People’s Bank of China. The contents of registration shall be solely determined by the Party B, which include but not limited to Party A’s basic information, AR description and term of registration. Party A shall provide all kinds of necessary assistance as per the requirement of Party B. It is Party A’s liability to bear the relevant expenses on registration.

2. Party A promises that all the documents and information provided are accurate, true, complete, legal and effective, otherwise it shall bear all the subsequences.

Party A shall inform truthfully all of its valid names (if Party A is a natural person, it shall inform Party B all of its valid names and ID Number) to Party B within 4 months prior to the date of signing this Agreement. Where Party B suffers from damages due to Party A’s failure in truthful notification, it is Party A’s liability to bear all responsibilities of indemnity.

3. After the Agreement becomes effective, if the registration turns to be invalid caused by any reason, Party B is entitled to go through the re-registration procedure as per this Agreement, without signing an additional agreement; If relevant laws and rules or relative authorities require Party A to sign the agreement on registration extension or other documents, it shall do so immediately.

4. Registration Extension

Both parties agree that, where the registration needs to be extended (no limitation of times of extension), Party B is entitled to handle the extension of registration by itself. If relevant laws and rules or relative authorities require Party A to sign the agreement on registration extension or other documents, it shall do so immediately.

5. Change of Registration

Party A shall review the accuracy of registered information and notify Party B to change the registration for identified errors and omissions. Where those errors and omissions failed to be corrected timely due to Party A’s delay of notification, Party A shall bear all the subsequences arising hereunder.
Where the existing omissions or errors are identified by Party B in the content of registration; or the registered contents require to be changed, Party B is entitled to change the registration by itself. At that time, Party A shall sign relevant change agreement and provide all kinds of necessary assistance as per the requirements of Party B.
In case that registered contents related to Party A are changed, include but not limited to the change of Party A’s legal registered name or valid ID Number, Party A shall inform Party B within 5 business days since the date of change and shall provide relevant certificates and documents, it shall also sign all the relevant change agreement as per the requirement of Party B, so that Party B could handle the change of registration by itself. If Party B suffers from any damage due to Party A’s failure of abiding by the above mentioned provisions, it is Party A’s liability to bear all responsibilities of indemnity and other legal responsibilities.

6. This Agreement constitutes an integral part of the Factoring Contract and has the same legal force as the text of the Contract. Where relevant provisions are not prescribed or clearly prescribed, shall perform as the Factoring Contract prescribed.

7. Other Covenants

None.

8. Effect of Agreement

This Agreement becomes valid upon signature or seal by the two parties.

9. This Agreement is made out in  four  copies.

Party A（Seal）：

Legal Representative（person-in-charge）or authorized representative（Signature）：Qiong Hua Gao

May 14, 2010

Party B（Seal）：

Person-in-charge or authorized representative（signature）： Tao Yang

May 14, 2010